UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2011

Mattersight Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(I.R.S. Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

(847) 582-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 28, 2011, Mattersight Corporation (formerly known as eLoyalty Corporation) (the “Company”) completed the sale of the Company’s Integrated Contact Solutions Business Unit (the “ICS Business”) to Magellan Acquisition Sub, LLC, a Colorado limited liability company and wholly-owned subsidiary of TeleTech Holdings, Inc., a Delaware corporation (collectively, “TeleTech”), pursuant to an Acquisition Agreement (the “Acquisition Agreement”) dated as of March 17, 2011. Pursuant to the terms of the Acquisition Agreement, TeleTech acquired substantially all of the assets, and assumed certain of the liabilities, related to the ICS Business and the “eLoyalty” registered trademark / trade name (collectively, the “Transaction”).

The proceeds from the sale of the ICS Business to the Company at the closing of the Transaction (the “Closing”), net of adjustments and prior to transaction costs, were approximately $35.6 million. This amount includes $1.5 million that was funded into an escrow account to satisfy the Company’s obligations under any indemnification claims that may be made by TeleTech. The purchase price also remains subject to post-closing true-up adjustments as provided in the Acquisition Agreement. At the time of the Closing, there were no material relationships among the Company and TeleTech or any of their respective affiliates, other than with respect to the Acquisition Agreement and the related ancillary agreements.

The foregoing description does not purport to be a complete statement of the terms of the Transaction and is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Form 10-Q filed with the Securities and Exchange Commission (the “Commission”) on May 12, 2011 and is incorporated by reference herein.

The Company has included in Exhibit 99.2 certain pro forma financial statements giving effect to the Transaction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2011, as contemplated by the terms of the Transaction, Steven C. Pollema’s employment with the Company and his rights under the Amended and Restated Executive Employment Agreement dated May 15, 2008 (including his right thereunder to any benefits payable or accelerated upon termination of his employment) were terminated. Pursuant to the terms of the previously disclosed Termination Agreement with Mr. Pollema, the Company paid to Mr. Pollema his accrued but unpaid base salary and vested benefits to which he was entitled in accordance with and under the terms of the Company’s employee benefit plans.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2011, in connection with the Transaction, the Company filed a Certificate of Amendment to its Certificate of Incorporation (the “Name Change Charter Amendment”) with the Secretary of State of the State of Delaware in order to effect a change in its name from eLoyalty Corporation to Mattersight Corporation. A copy of the Name Change Charter Amendment is attached hereto as Exhibit 3.1.

Item 7.01	Regulation FD Disclosure.

On May 31, 2011, the Company issued a press release announcing the Closing. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this Current Report on Form 8-K include, without limitation, certain assumptions described in the pro forma financial statements. These forward-looking statements, which may be identified by use of words such as “plan,” “may,” “might,” “believe,” “expect,” “intend,” “could,” “would,” “should,” and other words and terms of similar meaning, involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In addition to other factors and matters contained or incorporated in this document, important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, among other things, the risks detailed from time to time in the Company’s SEC filings, including those described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K filed on March 17, 2011 and those described in the Company’s definitive proxy statement on Schedule 14A filed on April 26, 2011. You can locate these filings on the Investor Relations page of the Company’s website, www.mattersight.com. Statements included or incorporated by reference into this Current Report on Form 8-K are based upon information known to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to publicly revise or update any forward-looking statement for any reason.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The ICS Business has been reflected as a discontinued operation in the Company’s consolidated statements of operations and reflected as assets and liabilities held for sale in the Company’s consolidated balance sheet in its Form 10-Q for the quarter ended April 2, 2011 filed with the Commission on May 12, 2011. Because the financial statements included in the Company’s Form 10-Q for the quarter ended April 2, 2011 show the historical effect of the sale of the ICS Business as of and for the quarter ended April 2, 2011, the Company believes those statements represent the pro forma consolidated statement of operations for the quarter ended April 2, 2011 and the pro forma consolidated balance sheet as of April 2, 2011 and will not file separate pro forma financial statements for these periods. The unaudited pro forma consolidated financial information as of and for the year ended January 1, 2011 giving effect to the Transaction is included as Exhibit 99.2.

(d)	Exhibits.

3.1	Certificate of Amendment to the Company’s Certificate of Incorporation

99.1	Press Release

99.2	Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: May 31, 2011	By:	/s/ WILLIAM B. NOON
	Name:	William B. Noon
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Certificate of Incorporation

99.1	Press Release

99.2	Pro Forma Financial Statements